Equity	12 Months Ended
Dec. 31, 2021
Disclosure Of Equity Abstract
Equity

27. Equity

The main objective of the Group’s capital management is to guarantee maintenance of a solid credit rating and adequate financial ratios with a view to supporting business activity and maximizing value for the shareholders.

Movements in the equity accounts are reported in the Consolidated Statements of Changes in Equity; comments on the main components and their changes are provided below.

Share capital

As of December 31, 2021 the company paid-in share capital amounts to EUR 21,698 thousand and is divided into 295,540,036 shares without any nominal value.

In particular, on March 4, 2021, the extraordinary Shareholders’ meeting approved the elimination of the indication of the EUR 1,000 nominal value of the 20,002 existing issued shares and the issuance of additional 99,989,998 ordinary shares with no par value to be allocated free of charge to shareholders in proportion to the shares held by each of them without giving rise to changes in the amount of the share capital.

On July 1, 2021 the Shareholder’s meeting approved a further share split following which all the existing 100,010,000 shares have been split into a total of 272,427,240 shares in the ratio of 2,724 new shares post-split for each share outstanding prior to the share split.

Lastly, the Shareholder’s meeting resolved to increase the share capital by issuing a maximum of 40,000,000 ordinary shares with the exclusion of the option right as a service of the trading of ordinary shares on the New York Stock Exchange (NYSE). The Shareholder’s meeting further resolved to adopt the new Company bylaws which contain the partition of the share capital into two categories of shares, ordinary shares and Class A multiple voting shares, the latter not being listed.

On completion of the listing process, the subscription collected involved 23,112,796 ordinary shares with an increase of the share capital amounting to EUR 1,696 thousand.

Share Premium Reserve

The share premium reserve includes the additional paid-in capital raised during the Initial Public Offering net of the listing costs pertaining to the public subscription offer to the extent they are incremental costs directly attributable to the equity transaction that otherwise would have been avoided. As of December 31, 2021 the share premium reserve amounts to EUR 389,312 thousand.

Treasury shares

Following the resolution of the Board of Directors to early terminate the incentive plan 2012-2021 and to revoke incentive plan 2018-2022, on March 4, 2021 and on June 3, 2021 the Company repurchased a total of n. 29 ordinary shares (corresponding to 394,980 ordinary shares after the second share split) and a total of n. 850,000 ordinary shares (corresponding to 2,315,400 ordinary shares after second share split), respectively, from the beneficiaries of the cash settled awards under the above mentioned incentive plans for EUR 1,791 thousand.

On June 3, 2021 the Company transferred a total of 133,210 ordinary shares (corresponding to 362,865 ordinary shares after the second share split) to the beneficiaries of the so called “Restricted Stock Grant Plan 2021-2027” and to certain members of the Board of Directors for a total value of EUR 240 thousand.

As of December 31, 2021 a total of 30,840,555 of Company’s A shares are held in treasury for a total cost of EUR (27,740) thousand. The amount of ordinary shares (prior to the conversion in A shares) held in treasury as of December 31, 2020 has been retroactively adjusted to reflect the share split occurred later on July 1, 2021 resulting in a total of 28,493,040 Company’s share for a total cost of EUR (26,189) thousand.

Cash flow hedge reserve

Cash flow hedge reserve reflects the negative change in fair value of derivatives financial instruments, designated as cash flow hedges to hedge highly probable forecast transactions. As of December 31, 2021 cash flow hedge reserve amounts to EUR (1,277) thousand compared to EUR (3,345) thousand as of December 31, 2020.

Reserve for actuarial gains/losses

Reserve for actuarial gains/losses includes actuarial gains and losses on the net defined employees benefits liability and on the agents termination plans. As of December 31, 2021 the reserve for actuarial gains/losses amounts to EUR (745) thousand compared to EUR (675) thousand as of December 31, 2020.

Currency translation reserve

The currency translation reserve includes the cumulative foreign currency translation differences arisen from the translation of financial statements denominated in currencies other than Euro; as of December 31, 2021 it amounts to EUR (22,680) thousand compared to EUR (34,911) thousand as of December 31, 2020. The decrease is mainly due to the appreciation against Euro of the Chinese Renminbi, the Mexican Peso, and the US Dollar occurred in 2021, currencies in which the net assets of some of the companies belonging to the Group are denominated.

Retained earnings and other reserves

Retained earnings and other reserves include:

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a legal reserve of EUR 4,000 thousand as of December 31, 2021 and as of December 31, 2020;
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other reserves of EUR 38,316 thousand of December 31, 2021 (EUR 36,008 thousand of December 31, 2020);
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retained earnings of the consolidated companies net of the effects of consolidation adjustments of EUR 306,869 thousand (EUR 237,092 as of December 31, 2020).

Net profit attributable to equity holders of the parent

Net Profit attributable to equity holders of the parent amount to EUR 134,321 thousand as of December 31, 2021 (EUR 78,513 thousand as of December 31, 2020).

Non-controlling interests

Non-controlling interests amount to EUR (415) thousand as of December 31, 2021 (EUR (355) thousand as of December 31, 2020). For further detail refer to Note 37.

Capital Management

The Group’s objectives when managing capital are to create value for shareholders as a whole, safeguard business continuity and support the sustainable growth of the Group. As a result, the Group endeavors to maintain a satisfactory economic return for its shareholders and guarantee economic access to external sources of funds.